UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)

100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 581-8042

N/A (Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 13, 2019, Medifast, Inc. (the “Company”) entered into an amendment to the Rights Agreement (the “Rights Agreement”), dated as of November 21, 2019, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Amendment”).

The Amendment amends the definition of “Acquiring Person” contained in Section 1(a) of the Rights Agreement to provide that, in addition to the other exemptions set forth therein, an Acquiring Person shall not include any Person who or which together with all Affiliates or Associates of such Person is the Beneficial Owner of less than 20% of the Common Stock then outstanding and who or which is entitled to file, and has in calendar year 2019 filed, prior to the date of the Amendment, a statement on Schedule 13G (or any comparable or successor report), reflecting Beneficial Ownership of more than 10% of the Common Shares outstanding at the time of such filing.

A copy of the Amendment has been filed as Exhibit 4.1 hereto and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the attached Amendment. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Amendment.

Item 3.03.	Material Modification to Rights of Security Holders.

The description of the Amendment set forth above under Item 1.01 “Entry Into a Material Definitive Agreement” is incorporated into this Item 3.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	First Amendment to Rights Agreement, dated as of December 13, 2019, by and between Medifast, Inc. and American Stock Transfer & Trust Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.
(Registrant)

By:	/s/ Jason L. Groves, Esq.
	Name:	Jason L. Groves
	Title:	Executive Vice President, General Counsel & Corporate Secretary

Date: December 13, 2019